 NATIONWIDE MUTUAL FUNDS
Nationwide AllianzGI International Growth Fund (the “Fund”)

Supplement dated May 19, 2022
to the Summary Prospectus dated February 28, 2022

Capitalized terms and certain other terms used in this supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Summary Prospectus.

On May 17, 2022, the U.S. Department of Justice and Securities and Exchange Commission (“SEC”) announced that Allianz Global Investors U.S. LLC (“AllianzGI U.S.”), which currently serves as the Fund’s sub-adviser, agreed to plead guilty to criminal securities fraud in connection with investment management of an AllianzGI U.S. options trading strategy that was marketed and sold to certain institutional investors. As a consequence of the guilty plea and related settlement, AllianzGI U.S. has been immediately disqualified from providing advisory services to U.S. registered investment funds for the next ten years, including the Fund. The SEC announced that it will allow a brief transition period during which AllianzGI U.S. can continue to provide sub-advisory services to U.S. registered investment funds, including the Fund, for up to ten weeks. Nationwide Fund Advisors, the investment adviser for the Fund, is reviewing the situation and will make a recommendation to the Fund’s Board of Trustees in the near future regarding the transition of sub-advisory services for the Fund to another sub-adviser.

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